                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       7
                          TOP FIVE INDUSTRIES       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      16
                NOTES TO FINANCIAL STATEMENTS      22
               REPORT OF INDEPENDENT AUDITORS      29

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      30
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31
              TRUSTEE AND OFFICER INFORMATION      32

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.3%
Mar 00                                                                            4.8%
Jun 00                                                                            5.7%
Sep 00                                                                            1.3%
Dec 00                                                                            1.9%
Mar 01                                                                            1.3%
Jun 01                                                                            0.3%
Sep 01                                                                           -1.3%
Dec 01                                                                            0.2%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(June 30, 1994--December 31, 2001)

 [LINE GRAPH]

                                                                                                        NAREIT EQUITY INDEX IS AN
                                                                             STANDARD & POOR'S 500        UNMANAGED INDEX THAT
                                                                             INDEX IS AN UNMANAGED        REFLECTS THE GENERAL
                                                                                INDEX GENERALLY          PERFORMANCE OF A BROAD
                                                REAL ESTATE SECURITIES     REPRESENTATIVE OF THE U.S.   RANGE OF EQUITY REITS OF
                                                         FUND*                   STOCK MARKET.*           ALL PROPERTY TYPES.*
                                                ----------------------     --------------------------   -------------------------
6/94                                                    9527.00                     10000.00                    10000.00
                                                        9340.00                     10489.00                     9795.00
12/94                                                   9442.00                     10487.00                     9797.00
                                                        9328.00                     11508.00                     9780.00
                                                        9760.00                     12607.00                    10356.00
                                                       10345.00                     13609.00                    10843.00
12/95                                                  10733.00                     14429.00                    11293.00
                                                       10985.00                     15203.00                    11550.00
                                                       11609.00                     15885.00                    12063.00
                                                       12501.00                     16376.00                    12853.00
12/96                                                  15007.00                     17741.00                    15275.00
                                                       15031.00                     18217.00                    15382.00
                                                       15936.00                     21397.00                    16147.00
                                                       17798.00                     23000.00                    18056.00
12/97                                                  18107.00                     23660.00                    18370.00
                                                       17902.00                     26960.00                    18264.00
                                                       17214.00                     27850.00                    17446.00
                                                       15601.00                     25080.00                    15610.00
12/98                                                  15936.00                     30421.00                    15155.00
                                                       15271.00                     31941.00                    14424.00
                                                       17235.00                     34192.00                    15679.00
                                                       15687.00                     32055.00                    14602.00
12/99                                                  15434.00                     36825.00                    14455.00
                                                       15758.00                     37670.00                    14801.00
                                                       17616.00                     36669.00                    16360.00
                                                       19275.00                     36314.00                    17611.00
12/00                                                  19838.00                     33472.00                    18266.00
                                                       19581.00                     29504.00                    18338.00
                                                       21264.00                     31231.00                    20357.00
                                                       20545.00                     26647.00                    19824.00
12/01                                                  21537.00                     29494.00                    21596.00

This chart compares your fund's performance to that of the NAREIT Equity Index and the S&P 500 Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger(R)

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    8.56%           7.80%      7.80%
------------------------------------------------------------------------------
One-year total return(2)                  3.43%           3.80%      6.80%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 6.45%           6.46%      6.70%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)*                               10.71%          10.75%(3)   10.61%
------------------------------------------------------------------------------
Commencement date                      06/09/94        06/09/94   06/09/94
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to the Financial Statements for additional information.

(*) Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2001)


1.   EQUITY OFFICE PROPERTIES    10.1%
     Manages and owns office buildings and
     parking facilities in the United
     States.

2.   AVALONBAY COMMUNITIES       6.6%
     Develops and manages apartment
     communities in the United States.

3.   ARCHSTONE-SMITH             6.2%
     Develops and operates apartment
     complexes in the United States.

4.   SIMON PROPERTY              5.1%
     Develops and manages shopping malls
     in the United States, France, and
     Poland.

5.   PUBLIC STORAGE              4.8%
     Develops and operates self-storage
     facilities and commercial properties.

6.   ARDEN REALTY                4.7%
     Owns, leases, and renovates
     commercial properties in Southern
     California.

7.   STARWOOD HOTELS & RESORTS   4.4%
     Owns hotels and time-share resorts
     worldwide.

8.   EQUITY RESIDENTIAL
     PROPERTIES                  4.2%
     Owns and manages multifamily
     properties and apartments in the
     United States.

9.   BROOKFIELD PROPERTIES       4.0%
     Manages North American office
     properties and develops residential
     communities.

10.  ESSEX PROPERTY              3.5%
     Acquires multifamily properties on
     the West Coast.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                     -----------------                  -----------------
Real Estate Investment Trusts                                              88.1%                              85.4%
Hotels                                                                      4.5%                               5.8%
Homebuilding                                                                4.0%                               4.4%
Real Estate Management & Development                                        3.3%                               4.0%
Diversified Financial Services                                              0.1%                               0.1%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN REAL ESTATE SECURITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001. THE TEAM IS LED BY THEODORE BIGMAN AND DOUGLAS FUNKE, WHO HAVE MANAGED THE FUND SINCE 1995 AND 1999, RESPECTIVELY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT DURING THE PERIOD?

A   Over the period, the dominant
factor affecting the market was the slowing U.S. economy. The tragic events of September 11 only made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general cost-cutting move to address a markedly weaker future. For the third quarter of 2001, gross domestic product fell by 1.3 percent, its largest decline since the recession of the early 1990s.

    The Federal Reserve Board (the "Fed") responded to this economic weakness decisively. The group cut rates 11 times over the course of the year, and four of those cuts happened after September 11. However, the interest-rate cuts had little effect on the real economy and, as a result, the equity market declined steadily during the first nine months of the year.

    In the last months of the year, market sentiment shifted as confidence seemed to slowly return to investors' psyches. A combination of stabilization in geopolitical events and a growing belief that the economy was likely to turn positive in the first half of 2002 led many investors to turn positive on stocks, especially economically sensitive cyclical stocks. All major indices in the United States were strongly positive for the fourth quarter, though those gains were not enough to counteract losses for the calendar year. Major U.S. equity markets ended 2001 with their second consecutive year of negative returns.

    Many investors were modestly perplexed by the favorable performance of the real estate investment trust (REIT) sector in the fourth quarter. Going into the quarter, investors assumed that REITs could face several headwinds: When investors rotate into the cyclical areas of the market, as they did in the fourth quarter, a sell-off in defensive investments such as REITs has historically accompanied the changing sentiment. Also, the sector was characterized by an environment of diminished earnings expectations and significant equity issuance, which typically does not bode well for performance. However, the sector showed relative strength during the quarter.

    The REIT sector continued to benefit from strong demand from a spectrum of constituents. Investors seemed to be attracted to the defensive characteristics of the asset class, including the potential yield cushion offered by the stocks' dividends, given the volatile equity market. Large institutional investors were also drawn to REITs following the inclusion of several bellwether stocks into the S&P 500 Index, S&P MidCap 400 Index, and S&P SmallCap 600 Index. Finally, some pension funds increased their allocations and several new closed-end mutual funds were launched.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   The fund returned 8.56 percent
for the 12 months ended December 31, 2001. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of
4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the NAREIT Equity Index returned 13.93 percent, and the Standard & Poor's 500 Index returned -11.88 percent for the same period. The NAREIT Equity Index is an unmanaged index that reflects the general performance of a broad range of equity REITs of all property types. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   IN THIS ENVIRONMENT, WHAT WAS
    YOUR STRATEGY FOR MANAGING THE FUND?

A   Our strategy throughout the
period was to shape the portfolio with companies offering what we believed to be attractive fundamental valuations relative to their underlying real estate value. In recognition of the economy's weakness, we positioned the portfolio defensively over the course of 2001.

    Within that defensive framework, we made some modest adjustments to the fund's top-down weightings over the course of the year. By the end of the year, we had increased the fund's overweight to the mall sector because these stocks continued to present a defensive alternative, based on our opinion that occupancies could remain favorable and that valuations were attractive. We continued to reduce the fund's overweighting to the office sector. We believed visibility of a return in demand remained low. From a bottom-up perspective, we employed a defensive approach to stock selection in an attempt to protect the portfolio against a prolonged weak economic environment. Our security selection process favored companies with strong balance sheets and those that have achieved the bulk of their income from recurring property income. Overall, we were most comfortable with companies that own properties with long-term leases and high-quality tenants. Furthermore, we were careful to adjust our models to favor companies with occupancies well above market levels.

Q   HOW DID THE SECTORS WITHIN
    THE REIT MARKET PERFORM IN THIS ENVIRONMENT?

A   The pattern of performance for
the various sectors of the REIT market was marked by sharp reversals over the course of 2001. After steady gains in the first half of the year, performance for all sectors dipped sharply in the third quarter and then reversed course to resume their march upward in the fourth quarter. Throughout the year, the stock performance of the sectors was dominated by the effects, both real and anticipated, of the U.S. economy.

    The most dramatic example of these reversals was the hotel sector, which suffered a 30 percent decline in the third quarter, only to rally by 22 percent in the fourth quarter. Although operating performance remained weak, the sector's fourth-quarter recovery appeared similar to the performance of the first half of the year. At the time, hotels outperformed based upon investor optimism for an imminent economic recovery combined with very low new supply. Despite a year-end recovery, hotels were the only major sector to suffer negative absolute performance on a full-year basis.

    The mall sector also had a reversal in performance after a difficult third quarter, as investors had worried that the consumer would finally capitulate. In the fourth quarter, as in the first half of the year, the sector outperformed based on its defensive characteristics and perhaps due to the continued resilience of the consumer. This recovery allowed the mall sector to post among the best performance of all the sectors on a full-year basis.

    The apartment sector reversed its third quarter outperformance as investors questioned the defensive nature of the sector. During the quarter, apartment owners provided negative earnings guidance for 2002 as the short lease term resulted in this sector facing immediate negative effects from the faltering economy. Once again, this represented a return to the pattern of the first half of the year as the sector had underperformed due to weak results in Northern California and several other key markets. As a result, the sector underperformed for the year.

    The best-performing sector was self storage. Investors continued to believe the sector to be highly resistant to a recession, and self-storage companies posted strong operating performance throughout the year. In addition, share prices started from a low base as self storage was 2000's worst-performing sector.

    The office sector, which had outperformed in the third quarter primarily due to the strength of office stocks with significant New York area exposure, also reversed course and underperformed for the fourth quarter and the year. This was the result of a reversal of enthusiasm for the New York office market. The sector suffered from significant sublet space and little evidence of demand, as well as a general pullback for office stocks as a result of continued weakness in the national leasing market.

Q   WHAT IS YOUR OUTLOOK FOR THE
    REAL ESTATE MARKET?

A   Our outlook for the REIT market
is based on two key factors: the health of the physical property market and the public market pricing for the securities. The private real estate markets have weakened as a result of a continued reduction in demand. Vacancy rates have increased, and the economic slowdown will reinforce a challenging environment for landlords to complete the leasing for newly developed properties. The public market pricing reflects a sector that is trading at a modest premium to its current private real estate valuation. However, these net asset value (NAV) estimates are based upon the current weakened levels of occupancy. With the dramatic slowing in new supply, if the economy does recover, we would expect to see occupancy rates recover. Thus, the NAV levels should also recover. Furthermore, as has been the case in previous cycles, asset values have not suffered given the lack of selling by distressed property owners.

    We remain concerned that negative earnings revisions may dilute the attractiveness of REITs to some investors focused on the defensive characteristics of the asset class, despite the sector's ability to perform in the fourth quarter as the broader markets rallied. With respect to total returns, our own estimates are at the lower end of the range predicted by sell-side analysts, with the caveat that a continuation of the favorable funds flow to the sector may allow for an upside to this range.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

EARNINGS EXPECTATIONS: Reflect a company's anticipated profits, as forecasted by market analysts and/or company officials. These forecasts may drive stock prices because companies tend to increase in value as their profits rise.

REAL ESTATE INVESTMENT TRUSTS (REITS): Companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties. REITs, which are often publicly traded, distribute nearly all of their taxable income back to shareholders--thus avoiding most taxation at the corporate level.

TOP-DOWN INVESTING: A management style in which general asset allocation decisions are based on the strength of various market sectors, industries, or countries. Individual securities are then selected from within the favored sectors.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON AND PREFERRED STOCKS  95.4%
APPLICATION SOFTWARE  0.0%
Internap Network Services Corp. (a).........................    9,783   $     11,348
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  0.0%
Acadia Realty Trust.........................................   15,700         99,695
Ramco-Gershenson Properties Trust...........................    1,000         16,050
                                                                        ------------
                                                                             115,745
                                                                        ------------
DIVERSIFIED METALS & MINING  0.0%
FrontLine Capital Group (a).................................  185,000         20,350
                                                                        ------------

HOMEBUILDING  3.8%
Atlantic Gulf Communities Corp. (a).........................  131,004            -0-
Atlantic Gulf Communities Corp.--Convertible Preferred Ser
  B (a).....................................................   30,570            -0-
Atlantic Gulf Communities Corp.--Preferred Ser B, 144A--
  Private Placement (a) (b).................................   43,609            -0-
Atlantic Gulf Communities Corp.--Warrants 20,380 shares of
  each Class B and C expiring 06/23/04 (a)..................   40,760            -0-
Atlantic Gulf Communities Corp.--Warrants 39,121 shares of
  each Class A, B and C expiring 06/23/04 (a)...............  117,363            -0-
Brookfield Properties Corp. (Canada)........................  584,089     10,046,331
                                                                        ------------
                                                                          10,046,331
                                                                        ------------
HOTELS  4.3%
Candlewood Hotel Co, Inc. (a)...............................   43,400         63,364
Interstate Hotels Corp. (a).................................   13,259         18,828
John Q. Hammons Hotels, Inc., Class A (a)...................    6,700         38,525
Starwood Hotels & Resorts Worldwide, Inc., Class B..........  369,928     11,042,351
Wyndham International, Inc., Class A (a)....................  572,598        320,655
                                                                        ------------
                                                                          11,483,723
                                                                        ------------
REAL ESTATE INVESTMENT TRUSTS  84.1%
AMB Property Corp. .........................................  212,700      5,530,200
Amli Residential Properties Trust...........................  122,900      3,099,538
Apartment Investment & Management Co., Class A..............  122,200      5,588,206
Archstone-Smith Trust.......................................  593,400     15,606,420
Arden Realty, Inc. .........................................  453,000     12,004,500
Avalonbay Communities, Inc. ................................  354,600     16,776,126
Beacon Capital Partners, Cypress Communications, Inc. ......    3,173          5,077

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Beacon Capital Partners, Inc. ..............................  177,900   $  1,350,643
Beacon Capital Partners, Wyndham International, Inc. .......   28,448      2,223,628
Beacon Capital Partners, Wyndham Series II..................   15,356      1,256,238
Boston Properties, Inc. ....................................  198,900      7,558,200
Burnham Pacific Properties, Inc. ...........................  492,381      2,028,610
Capital Automotive..........................................   45,900        912,951
CarrAmerica Realty Corp. ...................................  147,500      4,439,750
Chateau Communities, Inc. ..................................  118,242      3,535,436
Crescent Real Estate Equities Co. ..........................   22,300        403,853
Equity Office Properties Trust..............................  853,892     25,685,071
Equity Residential Properties Trust.........................  371,938     10,678,340
Essex Property Trust, Inc. .................................  177,400      8,765,334
Federal Realty Investment Trust.............................  307,500      7,072,500
General Growth Properties, Inc. ............................  161,700      6,273,960
Great Lakes REIT, Inc. .....................................  133,009      2,128,144
Host Marriott Corp. (a).....................................  280,500      2,524,500
Kilroy Realty Corp. ........................................   25,100        659,377
Koger Equity................................................   27,500        448,250
Macerich Co. ...............................................  111,000      2,952,600
Mack-Cali Realty Corp. .....................................   57,000      1,768,140
Manufactured Home Communities, Inc. ........................  123,200      3,845,072
Post Properties, Inc. ......................................   56,900      2,020,519
Prime Group Realty Trust (a)................................   78,000        719,940
ProLogis Trust..............................................  179,560      3,862,336
PS Business Parks, Inc. ....................................   87,741      2,763,841
Public Storage, Inc. .......................................  360,774     12,049,852
Reckson Associates Realty Corp. ............................   15,200        355,072
Rouse Co. ..................................................  199,400      5,840,426
Shurgard Storage Centers, Inc., Class A.....................  153,500      4,912,000
Simon Property Group, Inc. .................................  441,000     12,934,530
SL Green Realty Corp. ......................................   82,800      2,542,788
Summit Properties, Inc. ....................................  136,500      3,415,230
Sun Communities, Inc. ......................................   13,000        484,250
Taubman Centers, Inc. ......................................  506,045      7,514,768
Vornado Realty Trust........................................  153,700      6,393,920
Wellsford Real Properties, Inc. (a).........................  133,550      2,566,831
                                                                        ------------
                                                                         223,496,967
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
REAL ESTATE MANAGEMENT & DEVELOPMENT  3.2%
Security Capital Group, Inc., Class B (a)...................  115,900   $  2,940,383
TrizecHahn Corp. (Canada)...................................  347,100      5,449,470
                                                                        ------------
                                                                           8,389,853
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  95.4%
(Cost $232,738,723)..................................................    253,564,317

REPURCHASE AGREEMENT  3.8%
BankAmerica Securities ($10,166,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/31/01, to be sold on 01/02/02 at $10,166,988)
  (Cost $10,166,000).................................................     10,166,000
                                                                        ------------

TOTAL INVESTMENTS  99.2%
  (Cost $242,904,723)................................................    263,730,317
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%..........................      2,022,651
                                                                        ------------

NET ASSETS  100.0%...................................................   $265,752,968
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $242,904,723).......................  $263,730,317
Cash........................................................        43,069
Receivables:
  Dividends.................................................     1,813,655
  Fund Shares Sold..........................................     1,595,370
  Investments Sold..........................................         7,560
  Interest..................................................           494
Other.......................................................        64,052
                                                              ------------
    Total Assets............................................   267,254,517
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       528,048
  Investments Purchased.....................................       386,783
  Distributor and Affiliates................................       246,713
  Investment Advisory Fee...................................       119,585
Accrued Expenses............................................       138,062
Trustees' Deferred Compensation and Retirement Plans........        82,358
                                                              ------------
    Total Liabilities.......................................     1,501,549
                                                              ------------
NET ASSETS..................................................  $265,752,968
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $246,093,330
Net Unrealized Appreciation.................................    20,825,594
Accumulated Undistributed Net Investment Income.............     1,785,565
Accumulated Net Realized Loss...............................    (2,951,521)
                                                              ------------
NET ASSETS..................................................  $265,752,968
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $154,507,458 and 10,869,587 shares of
    beneficial interest issued and outstanding).............  $      14.21
    Maximum sales charge (4.75%* of offering price).........           .71
                                                              ------------
    Maximum offering price to public........................  $      14.92
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $68,780,060 and 4,836,753 shares of
    beneficial interest issued and outstanding).............  $      14.22
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $42,465,450 and 2,988,012 shares of
    beneficial interest issued and outstanding).............  $      14.21
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $49,620).....  $10,251,881
Interest....................................................      421,513
                                                              -----------
    Total Income............................................   10,673,394
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,433,747
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $357,466, $620,812 and $346,841,
  respectively).............................................    1,325,119
Shareholder Services........................................      665,414
Custody.....................................................       35,165
Trustees' Fees and Related Expenses.........................       17,902
Legal.......................................................        6,903
Other.......................................................      311,012
                                                              -----------
    Total Expenses..........................................    4,795,262
    Investment Advisory Fee Reduction.......................      297,011
    Less Credits Earned on Cash Balances....................        1,161
                                                              -----------
    Net Expenses............................................    4,497,090
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,176,304
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 4,283,427
  Foreign Currency Transactions.............................        1,568
                                                              -----------
Net Realized Gain...........................................    4,284,995
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   13,239,527
  End of the Period.........................................   20,825,594
                                                              -----------
Net Unrealized Appreciation During the Period...............    7,586,067
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $11,871,062
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $18,047,366
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  6,176,304         $  5,338,286
Net Realized Gain................................      4,284,995              331,484
Net Unrealized Appreciation During the Period....      7,586,067           28,616,090
                                                    ------------         ------------
Change in Net Assets from Operations.............     18,047,366           34,285,860
                                                    ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.................................     (4,477,623)          (2,466,288)
  Class B Shares.................................     (1,451,727)          (1,331,107)
  Class C Shares.................................       (832,105)            (563,202)
                                                    ------------         ------------
Total Distributions..............................     (6,761,455)          (4,360,597)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     11,285,911           29,925,263
                                                    ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    166,308,143          113,345,531
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      5,846,848            3,679,660
Cost of Shares Repurchased.......................   (119,844,488)         (68,308,256)
                                                    ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     52,310,503           48,716,935
                                                    ------------         ------------
TOTAL INCREASE IN NET ASSETS.....................     63,596,414           78,642,198
NET ASSETS:
Beginning of the Period..........................    202,156,554          123,514,356
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,785,565 and $2,363,140, respectively).......   $265,752,968         $202,156,554
                                                    ============         ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      Year Ended December 31,
Class A Shares                         -----------------------------------------------------
                                       2001 (a)    2000 (a)    1999 (a)     1998       1997
                                       -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................     $13.49      $10.84      $11.58     $ 13.81    $13.01
                                        ------      ------      ------     -------    ------
  Net Investment Income............        .39         .49         .40         .51       .36
  Net Realized and Unrealized
    Gain/Loss......................        .74        2.56        (.76)      (2.14)     2.22
                                        ------      ------      ------     -------    ------
Total from Investment Operations...       1.13        3.05        (.36)      (1.63)     2.58
                                        ------      ------      ------     -------    ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......        .41         .40         .38         .38       .38
  Distributions from Net Realized
    Gain...........................        -0-         -0-         -0-         .22      1.40
                                        ------      ------      ------     -------    ------
Total Distributions................        .41         .40         .38         .60      1.78
                                        ------      ------      ------     -------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................     $14.21      $13.49      $10.84     $ 11.58    $13.81
                                        ======      ======      ======     =======    ======

Total Return (b) *.................      8.56%      28.53%      -3.15%     -11.99%    20.66%
Net Assets at End of the Period (In
  millions)........................     $154.5      $114.8      $ 52.8     $  41.7    $ 51.3
Ratio of Expenses to Average Net
  Assets *.........................      1.55%       1.55%       1.68%       1.76%     1.77%
Ratio of Net Investment Income to
  Average Net Assets *.............      2.84%       4.05%       3.53%       3.98%     2.77%
Portfolio Turnover.................        38%         34%         46%        113%      159%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................      1.67%       1.63%       1.94%         N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets...............      2.72%       3.97%       3.26%         N/A       N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A--Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      Year Ended December 31,
Class B Shares                         -----------------------------------------------------
                                       2001 (a)    2000 (a)    1999 (a)     1998       1997
                                       -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................     $13.50      $10.84      $11.57     $ 13.80    $13.01
                                        ------      ------      ------     -------    ------
  Net Investment Income............        .28         .40         .29         .41       .27
  Net Realized and Unrealized
    Gain/Loss......................        .76        2.56        (.74)      (2.13)     2.21
                                        ------      ------      ------     -------    ------
Total from Investment Operations...       1.04        2.96        (.45)      (1.72)     2.48
                                        ------      ------      ------     -------    ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......        .32         .30         .28         .29       .29
  Distributions from Net Realized
    Gain...........................        -0-         -0-         -0-         .22      1.40
                                        ------      ------      ------     -------    ------
Total Distributions................        .32         .30         .28         .51      1.69
                                        ------      ------      ------     -------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................     $14.22      $13.50      $10.84     $ 11.57    $13.80
                                        ======      ======      ======     =======    ======

Total Return (b) *.................      7.80%      27.63%      -3.98%     -12.62%    19.76%
Net Assets at End of the Period (In
  millions)........................     $ 68.8      $ 58.6      $ 53.8     $  64.4    $ 73.2
Ratio of Expenses to Average Net
  Assets *.........................      2.30%       2.30%       2.46%       2.53%     2.52%
Ratio of Net Investment Income to
  Average Net Assets *.............      2.04%       3.30%       2.52%       3.26%     2.03%
Portfolio Turnover.................        38%         34%         46%        113%      159%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................      2.42%       2.38%       2.72%         N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets...............      1.92%       3.22%       2.26%         N/A       N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A--Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      Year Ended December 31,
Class C Shares                         ------------------------------------------------------
                                       2001 (a)    2000 (a)    1999 (a)    1998 (a)     1997
                                       ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................     $13.49      $10.84      $11.57     $ 13.79     $13.00
                                        ------      ------      ------     -------     ------
  Net Investment Income............        .29         .40         .29         .41        .27
  Net Realized and Unrealized
    Gain/Loss......................        .75        2.55        (.74)      (2.13)      2.21
                                        ------      ------      ------     -------     ------
Total from Investment Operations...       1.04        2.95        (.45)      (1.72)      2.48
                                        ------      ------      ------     -------     ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......        .32         .30         .28         .28        .29
  Distributions from Net Realized
    Gain...........................        -0-         -0-         -0-         .22       1.40
                                        ------      ------      ------     -------     ------
Total Distributions................        .32         .30         .28         .50       1.69
                                        ------      ------      ------     -------     ------
NET ASSET VALUE, END OF THE
  PERIOD...........................     $14.21      $13.49      $10.84     $ 11.57     $13.79
                                        ======      ======      ======     =======     ======

Total Return (b) *.................      7.80%      27.53%      -3.89%     -12.63%     19.78%
Net Assets at End of the Period (In
  millions)........................     $ 42.5      $ 28.7      $ 16.9     $  17.1     $ 17.4
Ratio of Expenses to Average Net
  Assets *.........................      2.30%       2.30%       2.46%       2.54%      2.52%
Ratio of Net Investment Income to
  Average Net Assets *.............      2.13%       3.30%       2.60%       3.31%      2.00%
Portfolio Turnover.................        38%         34%         46%        113%       159%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................      2.42%       2.38%       2.72%         N/A        N/A
Ratio of Net Investment Income to
  Average Net Assets...............      2.01%       3.22%       2.33%         N/A        N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A--Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Real Estate Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term growth of capital. Current income is the secondary investment objective. The Fund's investment adviser seeks to achieve the Fund's objectives by investing primarily in a portfolio of securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $1,449,595 which will expire at December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2001, for federal income tax purposes the cost of long- and short-term investments is $244,406,650, the aggregate gross unrealized appreciation is $29,024,663 and the aggregate gross unrealized depreciation is $9,700,996, resulting in net unrealized appreciation on long- and short-term investments of $19,323,667.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

    The Fund may distribute any return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States and federal income tax purposes, the amount of accumulated undistributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. A permanent difference relating to net realized gains on foreign currency transactions totaling $1,568 has been reclassified from accumulated net realized gain to accumulated undistributed net investment income. Additionally, a permanent difference relating to non-deductible excise taxes paid totaling $6,008 has been reclassified from capital to accumulated undistributed net investment income.

F. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on securities transactions.

G. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Fund's custody fee was reduced by $1,161 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       1.00%
Next $500 million...........................................        .95%
Over $1 billion.............................................        .90%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    For the year ended December 31, 2001, the Adviser voluntarily waived $297,011 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2001, the Fund recognized expenses of approximately $6,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each Fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $31,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $551,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $60,342 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $142,723,374, $64,874,563, and
$38,495,393 for Classes A, B, and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES          VALUE
Sales:
  Class A...............................................   8,994,185    $ 124,041,872
  Class B...............................................   1,654,392       22,914,959
  Class C...............................................   1,406,634       19,351,312
                                                          ----------    -------------
Total Sales.............................................  12,055,211    $ 166,308,143
                                                          ==========    =============
Dividend Reinvestment:
  Class A...............................................     296,990    $   4,061,103
  Class B...............................................      86,075        1,179,384
  Class C...............................................      44,191          606,361
                                                          ----------    -------------
Total Dividend Reinvestment.............................     427,256    $   5,846,848
                                                          ==========    =============
Repurchases:
  Class A...............................................  (6,932,636)   $ (94,634,988)
  Class B...............................................  (1,247,134)     (17,120,927)
  Class C...............................................    (588,689)      (8,088,573)
                                                          ----------    -------------
Total Repurchases.......................................  (8,768,459)   $(119,844,488)
                                                          ==========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $109,258,880, $57,902,702 and
$26,627,253 for Classes A, B, and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   6,873,542    $ 86,685,808
  Class B................................................   1,058,399      12,919,103
  Class C................................................   1,129,837      13,740,620
                                                           ----------    ------------
Total Sales..............................................   9,061,778    $113,345,531
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................     175,618    $  2,204,032
  Class B................................................      86,113       1,059,564
  Class C................................................      33,581         416,064
                                                           ----------    ------------
Total Dividend Reinvestment..............................     295,312    $  3,679,660
                                                           ==========    ============
Repurchases:
  Class A................................................  (3,407,693)   $(40,468,711)
  Class B................................................  (1,760,008)    (20,750,786)
  Class C................................................    (602,011)     (7,088,759)
                                                           ----------    ------------
Total Repurchases........................................  (5,769,712)   $(68,308,256)
                                                           ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2001 and 2000, 177,526 and 233,118 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%             1.00%
Second.....................................................   4.00%              None
Third......................................................   3.00%              None
Fourth.....................................................   2.50%              None
Fifth......................................................   1.50%              None
Sixth and Thereafter.......................................    None              None

    For the year ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $49,800 and CDSC on the redeemed shares of approximately $134,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $138,256,466 and $87,056,268, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001, are payments retained by Van Kampen of approximately $668,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $53,400.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Real Estate Securities Fund

We have audited the accompanying statement of assets and liabilities, including the Fund of investments, of the Van Kampen Real Estate Securities Fund (the "Fund"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP
Chicago, Illinois
February 8, 2002

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN REAL ESTATE SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1994  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1995  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1995  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/ Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1995  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
89, 189, 289                                                   Member NASD/SIPC.
REAL ANR 2/02                                                    5252B02-AP-2/02